Related parties	12 Months Ended
Dec. 31, 2017
Disclosure of transactions between related parties [abstract]
Disclosure of related party [text block]

Transactions with the Norwegian State

The Norwegian State is the majority shareholder of Statoil and also holds major investments in other Norwegian companies. As of 31 December 2017, the Norwegian State had an ownership interest in Statoil of 67.0% (excluding Folketrygdfondet, the Norwegian national insurance fund, of 3.3%). This ownership structure means that Statoil participates in transactions with many parties that are under a common ownership structure and therefore meet the definition of a related party. All transactions are considered to be on an arm's length basis.

Total purchases of oil and natural gas liquids from the Norwegian State amounted to USD 7,352 million, USD 5,848 million and USD 7,431 million in 2017, 2016 and 2015, respectively. Total purchases of natural gas regarding the Tjeldbergodden methanol plant from the Norwegian State amounted to USD 39 million, USD 44 million and USD 68 million in 2017, 2016 and 2015, respectively. These purchases of oil and natural gas are recorded in Statoil ASA. In addition, Statoil ASA sells in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s gas production. These transactions are presented net. For further information please see note 2 Significant accounting policies. The most significant items included in the line item equity accounted investments and other related party payables in note 21 Trade and other payables, are amounts payable to the Norwegian State for these purchases.

Other transactions

In relation to its ordinary business operations Statoil enters into contracts such as pipeline transport, gas storage and processing of petroleum products, with companies in which Statoil has ownership interests. Such transactions are carried out on an arm's length basis and are included within the applicable captions in the Consolidated statement of income. Gassled and certain other infrastructure assets are operated by Gassco AS, which is an entity under common control by the Norwegian Ministry of Petroleum and Energy. Gassco’s activities are performed on behalf of and for the risk and reward of pipeline and terminal owners, and capacity payments flow through Gassco to the respective owners. Statoil payments that flowed through Gassco in this respect amounted to USD 1,155 million, USD 1,167 million and USD 1,105 million in 2017, 2016 and 2015, respectively. These payments are recorded in Statoil ASA. In addition, Statoil ASA process in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s share of the Gassco costs. These transactions are presented net.

As of 31 December 2017, Statoil had an ownership interest in Lundin Petroleum AB (Lundin) of 20.1% of the outstanding shares and votes. Total purchase of oil and related products from Lundin amounted to USD 176 million and USD 155 million in 2017 and 2016, respectively. The purchase of oil and related products is recorded in Statoil ASA.

For information concerning certain lease arrangements with Statoil Pension, see note 22 Leases.

Related party transactions with management are presented in note 6 Remuneration. Management remuneration for 2017 is presented in note 4 Remuneration in the financial statements of the parent company, Statoil ASA.